Exhibit 10.8

UNIT PURCHASE AGREEMENT

BETWEEN

THE REGISTRANT AND ENERGY CLOUD SPONSOR HOLDINGS LIMITED

_______________, 2022

Gentlemen:

Energy Cloud I Acquisition Corporation ( “Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”). The Company currently anticipates selling units in the IPO, each comprised of one ordinary share, no par value per share of the Company (“Ordinary Shares”), one half of one right (“Rights”), each whole right entitling holder to receive one tenth (1/10) of one Ordinary Share, and one warrant (“Warrant”), each whole Warrant entitling holder to purchase one Ordinary Share.

The undersigned hereby commits to purchase an aggregate of 232,500 units of the Company (“Initial Units”) at $10.00 per Initial Unit for an aggregate purchase price of $2,325,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 16,875 Units (“Additional Units” and together with the Initial Units, the “Private Units”) at $10.00 per Additional Unit for an aggregate purchase price of up to $168,750 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). The Private Units will be identical to the units to be sold in the IPO except as to be described in the Company’s registration statement filed in connection with the IPO (“Registration Statement”). At least 24 hours prior to the effective date (“Effective Date”) of the Registration Statement, the undersigned will cause the Purchase Price to be delivered to RAITI, PLLC, counsel for the Company (“Counsel”), by wire transfer as set forth in the instructions attached as Exhibit A hereto to hold in a non-interest bearing account until the Company consummates the IPO. The undersigned agrees that if the size of the IPO is increased or decreased for any reason, the amount of the undersigned’s investment will be either increased or decreased, as applicable, so that the undersigned’s percentage of the aggregate investment in Private Units (collectively, the “Private Securities”) made by the undersigned and other investors of the Company remains the same. If the size of the offering is increased, the undersigned agrees that it will deliver the purchase price for such additional Private Securities to Counsel as set forth above or as promptly as is reasonably practicable following the increase if it is on the Effective Date. If the size of the offering is decreased, the unused portion of the Purchase Price shall be returned to the undersigned.

The consummation of the purchase and issuance of the Initial Units and Additional Units (if any) shall occur simultaneously with the consummation of the IPO and over-allotment option, respectively. Simultaneously with the consummation of the IPO, Counsel shall deposit the Initial Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. Simultaneously with the consummation of all or any part of the over-allotment option, Counsel shall deposit the pro-rata portion of the Over-Allotment Purchase Price, based upon the amount of the over-allotment option that has been exercised, without interest or deduction, into the Trust Fund. Upon expiration of the over-allotment option, Counsel shall return any unused portion of the Over-Allotment Purchase Price to the undersigned. If the Company does not complete the IPO within thirty (30) days from the Effective Date, the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company and the undersigned acknowledges and agrees that Counsel is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Securities and Counsel’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Private Securities as described above. Counsel shall not be liable to the Company or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Counsel has acted in a manner constituting gross negligence or willful misconduct. The Company shall indemnify Counsel against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Counsel may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units will be identical to the units to be sold by the Company in the IPO, except that:

●	the undersigned agrees to vote the Ordinary Shares included in the Private Units (“Private Shares”) in favor of any proposed Business Combination;

●	the rights and warrants included in the Private Units (i) will not be redeemable by the Company and (ii) may be exchanged or exercised for cash or on a cashless basis, as described in the Registration Statement, in each case so long as they are held by the undersigned or any of its permitted transferees;

●	the undersigned agrees not to seek conversion, or seek to sell such shares in any tender offer, in connection with any proposed Business Combination with respect to the Private Shares;

●	the Private Securities and underlying securities will not be transferable by the undersigned until the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement);

●	the Private Securities will be subject to customary registration rights, pursuant to a registration rights agreement on terms agreed upon by the Company and the Underwriters to be filed as an exhibit to the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Securities or the underlying securities (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market after the IPO) if the Company fails to consummate a Business Combination; and

●	the Private Securities and the underlying securities will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Securities and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Securities and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Securities or the underlying securities in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against it.

Very truly yours,

ENERGY CLOUD I ACQUISITION CORPORATION

By:
	Name:	Qingxun (Kenn) Kong
	Title:	CEO

Accepted and Agreed:

Energy Cloud Sponsor Holdings Limited

By:
	Name:	Qingxun (Kenn) Kong
	Title:	Director

RAITI, PLLC
(solely with respect to its obligations to hold and disburse monies for the Private Securities)

By:
	Name:	Warren Raiti, Esq.
	Title:	Managing Attorney

Exhibit A

[FORM WIRE INSTRUCTIONS]